LH00-240A                                                              05/02/01



                           STIPULATION OF TERMINATION

The Modified Coinsurance Annuity Retrocession Agreement (Fremont Business/Document No. L96-1004) of January 1, 1996, between GREAT SOUTHERN LIFE INSURANCE COMPANY a Texas corporation with executive offices in Kansas City, Missouri and EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas, is hereby terminated with respect to loss under the policies paid by the original ceding insurer on and after October 1, 2000.

IN WITNESS WHEREOF, the parties hereto have caused this stipulation to be executed in duplicate.


  EMPLOYERS REASSURANCE                           GREAT SOUTHERN
       CORPORATION                            LIFE INSURANCE COMPANY


By:______________________                     By:_____________________________

Title:___________________                     Title:__________________________

Date:___________________                      Date:___________________________